UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) February 25, 2004
                                                          -----------------
                                                         (February 23, 2004)

                              GLIMCHER REALTY TRUST
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

       Maryland                      1-12482                 31-1390518
       --------                      -------                 ----------
(State or Other Jurisdiction       (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)


      150 East Gay Street, Columbus, Ohio               43215
      -----------------------------------               -----
    (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code (614) 621-9000
                                                          --------------

         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On February 23, 2004, Glimcher Realty Trust, a Maryland real estate investment trust (the "Company"), completed its previously announced offering to the public of 6,000,000 shares of the Company's 8.125% Series G Cumulative Redeemable Preferred Shares of beneficial interest, par value $.01 per share (the "Series G Preferred Shares"), at a purchase price of $24.2125 per Series G Preferred Share. The Series G Preferred Shares have a liquidation preference of $25.00 per share.

     The proceeds from the sale of the Series G Preferred Shares, after deducting the underwriters' discounts and commissions and the Company's expenses of the offering, are estimated to be $145.0 million. The Company will use approximately $16.9 million of the proceeds to pay down the Company's credit facility, which was recently drawn upon to pay off $17.0 million in subordinated mortgage debt relating to the Company's Great Mall of the Great Plains located in Olathe, Kansas. The Company will use approximately $127.95 million of the net proceeds to fund substantially all of the redemption price to redeem all of the Company's 9.25% Series B Cumulative Redeemable Preferred Shares.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits

          3.1 Amendment No. 8 to Limited Partnership Agreement of Glimcher Properties Limited Partnership.

          5.1 Opinion of Venable LLP regarding legality of Series G Preferred Shares.

          99.1 Press Release of the Company dated February 23, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 25, 2004

                                        GLIMCHER REALTY TRUST

                                        By: /s/ Melinda A. Janik
                                            -------------------------
                                            Melinda A. Janik
                                            Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.
-----------

Exhibit 3.1 Amendment No. 8 to Limited Partnership Agreement of Glimcher Properties Limited Partnership.

Exhibit 5.1 Opinion of Venable LLP regarding legality of Series G Preferred Shares.

Exhibit 99.1      Press Release of the Company dated February 23, 2004.
                                        4